SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               -----------------


Date of Report (Date of earliest                 Commission File Number 0-26076
event reported) December 11, 1997


                         SINCLAIR BROADCAST GROUP, INC.
                           (Exact name of registrant)


          Maryland                                  52-1494660
   (State of organization)              (I.R.S. Employer Identification Number)


                              2000 West 41st Street
                            Baltimore, Maryland 21211
              (Address of principal executive offices and zip code)

                                 (410) 467-5005
                         (Registrant's telephone Number)


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ITEM 5.  OTHER EVENTS

          On September 16, 1997, the Securities and Exchange Commission (the "Commission") declared effective a Registration Statement (File No. 333-12257) on Form S-3 (the "Registration Statement") filed by Sinclair Broadcast Group, Inc. (the "Company") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $1,000,000,000 in securities of the Company.

         On December 11, 1997, the Company entered into an underwriting agreement relating to the sale of $250,000,000 aggregate principal amount of 8 3/4% Senior Subordinated Notes due 2007 (the "Notes"). On December 12, 1997, the Company filed with the Commission (i) a Prospectus dated December 12, 1997 (the "Prospectus") forming a part of the Registration Statement and (ii) a supplement dated December 12, 1997 (the "Prospectus Supplement") to the Prospectus relating to the issuance and sale of Notes. In connection with the filing of the Prospectus Supplement with the Commission, the Company is filing certain exhibits as part of this Current Report on Form 8-K. See "Item 7. Financial Statements and Exhibits."

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

          The following exhibits are filed with this report on Form 8-K:

1.1 Underwriting Agreement dated as of December 11, 1997 by and among the Company, the Guarantors named therein and the several Underwriters named therein

4.1 Form of Senior Subordinated Indenture among the Company and the First Union National Bank, as Trustee

4.2 Form of First Supplemental Indenture among the Company, the Guarantors named therein and First Union National Bank, as Trustee, including Form of Note

5.1            Opinion of Wilmer, Cutler & Pickering

5.2            Opinion of Thomas & Libowitz, P.A.

23.1           Consent  of  Wilmer,  Cutler  &  Pickering  (included  as part of
               Exhibit 5.1)

23.2           Consent of Thomas & Libowitz,  P.A.  (included as part of Exhibit
               5.2)



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SINCLAIR BROADCAST GROUP, INC.



                                       By: /s/ David B. Amy
                                          -------------------------------------
                                       Name:    David B. Amy
                                       Title:   Chief Financial Officer



Dated: December 16, 1997




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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                     EXHIBIT


1.1 Underwriting Agreement dated as of December 11, 1997 by and among the Company, the Guarantors named therein and the several Underwriters named therein

4.1 Form of Senior Subordinated Indenture among the Company and the First Union National Bank, or Trustee

4.2 Form of First Supplemental Indenture among the Company, the Guarantors named therein and First Union National Bank, as trustee, including Form of Note

5.1            Opinion of Wilmer, Cutler & Pickering

5.2            Opinion of Thomas & Libowitz, P.A.

23.1           Consent  of  Wilmer,  Cutler  &  Pickering  (included  as part of
               Exhibit 5.1)

23.2           Consent of Thomas & Libowitz,  P.A.  (included as part of Exhibit
               5.2)